2nd Quarter 2022 Earnings Release Supplemental Information August 2, 2022

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” ”path,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward- looking statements, which speak only as of the date the statements were made. The statements in this presentation are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements, including risks relating to the COVID-19 pandemic and governmental responses to it, including but not limited to, the impact on our supply chain, customer demand, and costs associated with our operations. Other risks and uncertainties include, but are not limited to: unforeseen changes in MEMS microphone demand from our largest customers, in particular, two North American, a Korean, and Chinese OEM customers; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber attack, cyber breach, theft or other unauthorized access; difficulties or delays in and/or the Company’s inability to realize expected cost synergies from its acquisitions; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and Knowles disclaims any intention or obligation to update or revise these forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, earnings before interest and income taxes, adjusted earnings before interest and income taxes, adjusted earnings before interest and income taxes margin, non-GAAP gross profit margin, non-GAAP diluted earnings per share, and non-GAAP operating expense margin to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix.

• Strong profitability metrics despite macroeconomic headwinds • Adjusted EBIT margin of 20.0% up 210 basis points year-over-year • Non-GAAP Diluted EPS $0.33 up $0.02 year- over-year * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 3 Continued execution on our margin focused strategy delivered strong EPS Q2 2022 Year-over-Year 199.8 188.0 -5.9% 42.4 41.5 -90 bps REVENUE ($M) Non-GAAP GROSS PROFIT MARGIN* (%) 17.9 20.0 ADJUSTED EBIT MARGIN* (%) +210 bps Non-GAAP DILUTED EPS* ($) 0.31 0.33 +6.5%

• Broad-based growth across end markets, highlighted by defense, industrial, and medtech • Gross Profit Margin expansion driven by favorable product and customer mix, productivity gains and higher factory capacity utilization 4 Q2 2022 Segment Performance Precision Devices * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation REVENUE ($M) Non-GAAP GROSS PROFIT MARGIN* (%) 50.0 59.5 +19.0% 43.2 46.7 +350 bps

• Revenue declined due to weak consumer electronic demand, partially offset by strong growth in Hearing Health • Gross margin declined year- over-year on temporary lower factory capacity utilization in MEMS business • MEMS microphone business is well positioned for improved profitability and cash flow as demand returns Q2 2022 Segment Performance Audio * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 5 149.8 128.5 REVENUE ($M) -14.2% Non-GAAP GROSS PROFIT MARGIN* (%) 42.4 39.4 -300 bps

July 28, 2021 Outlook Q3 2022 Guidance 6 GAAP ADJUSTMENTS NON-GAAP Revenue $170 to $185 million — $170 to $185 million Gross Profit Margin 16.0% to 18.0% 21.0% 37.0% to 39.0% Diluted EPS $(0.37) to $(0.33) $0.54 $0.17 to $0.21 Q3 2022 GAAP results are expected to include approximately $0.42 per share in restructuring charges, $0.08 per share in stock-based compensation, and $0.04 per share in amortization of intangibles.

7 Appendix

July 28, 2021 Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures 8 Quarter Ended June 30, (in millions, except per share amounts) 2022 2021 Gross profit $ 77.7 $ 83.7 Gross profit margin 41.3% 41.9 % Stock-based compensation expense 0.4 0.4 Other (1) — 0.7 Non-GAAP gross profit $ 78.1 $ 84.8 Non-GAAP gross profit margin 41.5% 42.4 % Operating expenses $ 292.3 $ 61.4 Stock-based compensation expense (6.8) (7.0) Intangibles amortization expense (3.0) (3.9) Impairment charges (239.8) — Restructuring charges (0.5) (0.1) Other (1) — (0.8) Non-GAAP operating expenses $ 42.2 $ 49.6 Non-GAAP operating expenses margin 22.4% 24.8% (Loss) earnings from continuing operations $ (242.9) $ 17.4 Interest expense, net 0.8 4.1 Provision for income taxes 25.8 1.4 (Loss) earnings from continuing operations before interest and income taxes (216.3) 22.9 (Loss) earnings from continuing operations before interest and income taxes margin (115.1) % 11.5 % Stock-based compensation expense 7.2 7.4 Intangibles amortization expense 3.0 3.9 Impairment charges 239.8 — Restructuring charges 0.5 0.1 Other (1) 3.4 1.5 Adjusted earnings from continuing operations before interest and income taxes $ 37.6 $ 35.8 Adjusted earnings from continuing operations before interest and income taxes margin 20.0% 17.9% (Loss) earnings from continuing operations $ (242.9) $ 17.4 Non-GAAP reconciling adjustments (2) 253.9 12.9 Interest expense, net non-GAAP reconciling adjustments (3) — 2.0 Income tax effects of non-GAAP reconciling adjustments (4) (20.7) 2.2 Non-GAAP net earnings $ 31.7 $ 30.1 Diluted (loss) earnings per share from continuing operations $ (2.64) $ 0.18 Earnings per share non-GAAP reconciling adjustment 2.97 0.13 Non-GAAP diluted earnings per share $ 0.33 $ 0.31 Diluted average shares outstanding 92.0 94.9 Non-GAAP adjustment (5) 3.4 1.1 Non-GAAP diluted average shares outstanding (5) 95.4 96.0 Notes: (1) In 2022, Other expenses represent an adjustment to pre-spin-off pension obligations of $3.4 million, which was recorded during the second quarter of 2022 in the Other expense (income), net line on the Consolidated Statements of Earnings, and the ongoing net lease cost related to facilities not used in operations. In 2021, Other expenses represent the ongoing net lease cost related to facilities not used in operations and expenses related to the acquisition of Integrated Microwave Corporation by the Precision Devices segment. (2) The non-GAAP reconciling adjustments are those adjustments made to reconcile (Loss) earnings from continuing operations before interest and income taxes to Adjusted earnings from continuing operations before interest and income taxes. (3) Under GAAP in effect for the Company through 2021, certain convertible debt instruments that may be settled in cash (or other assets) upon conversion were required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflected the issuer’s nonconvertible debt borrowing rate. Accordingly, for GAAP purposes we were required to recognize imputed interest expense on the Company’s $172.5 million of convertible senior notes due November 1, 2021 that were issued in a private placement in May 2016. The imputed interest rate for the convertible notes was 8.12%, while the actual coupon interest rate of the notes was 3.25%. The difference between the imputed interest expense and the coupon interest expense was excluded from management’s assessment of the Company’s operating performance because management believes that this non-cash expense was not indicative of its core, ongoing operating performance. (4) Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. (5) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. In addition, the Company entered into convertible note hedge transactions that expired upon maturity of the convertible notes to offset any potential dilution from the convertible notes. Although the anti-dilutive impact of the convertible note hedges was not reflected under GAAP, the Company included the anti- dilutive impact of the convertible note hedges in non-GAAP diluted average shares outstanding, if applicable.

Historical Segment Data

Audio

(Continuing operations, in millions)	Quarter Ended June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues	$ 128.5	$ 145.7	$ 176.4	$ 177.7	$ 149.8
Gross profit	$ 50.4	$ 58.4	$ 72.8	$ 71.9	$ 63.3
Gross profit margin	*39.2 %*	*40.1%*	*41.3%*	*40.5%*	*42.3%*
Stock-based compensation expense	0.2	0.3	0.3	0.2	0.2
Other	—	—	—	—	—
Non-GAAP gross profit	$ 50.6	$ 58.7	$ 73.1	$ 72.1	$ 63.5
Non-GAAP gross profit margin	*39.4 %*	*40.3%*	*41.4%*	*40.6%*	*42.4%*
Research and development expenses	$ 18.3	$ 20.0	$ 19.5	$ 19.4	$ 22.0
Research and development expenses margin	*14.2 %*	*13.7%*	*11.1%*	*10.9%*	*14.7%*
Stock-based compensation expense	(1.3)	(1.5)	(1.2)	(1.1)	(1.5)
Intangibles amortization expense	(1.5)	(1.5)	(1.5)	(1.4)	(1.3)
Other	—	(0.2)	(0.2)	—	(0.1)
Non-GAAP research and development expenses	$ 15.5	$ 16.8	$ 16.6	$ 16.9	$ 19.1
Non-GAAP research and development expenses margin	*12.1 %*	*11.5%*	*9.4%*	*9.5%*	*12.8%*
Selling and administrative expenses	$ 8.6	$ 9.6	$ 11.3	$ 12.0	$ 13.3
Selling and administrative expenses margin	*6.7 %*	*6.6%*	*6.4%*	*6.8%*	*8.9%*
Stock-based compensation expense	(0.8)	(0.8)	(0.6)	(0.8)	(0.9)
Intangibles amortization expense	(0.1)	(0.1)	(1.3)	(1.3)	(1.3)
Other	—	(0.1)	—	(0.3)	(0.4)
Non-GAAP selling and administrative expenses	$ 7.7	$ 8.6	$ 9.4	$ 9.6	$ 10.7
Non-GAAP selling and administrative expenses margin	*6.0 %*	*5.9%*	*5.3%*	*5.4%*	*7.1%*
Operating expenses	$ 266.7	$ 36.2	$ 30.9	$ 35.4	$ 35.4
Operating expenses margin	*207.5 %*	*24.8%*	*17.5%*	*19.9%*	*23.6%*
Stock-based compensation expense	(2.1)	(2.3)	(1.8)	(1.9)	(2.4)
Intangibles amortization expense	(1.6)	(1.6)	(2.8)	(2.7)	(2.6)
Impairment charges	(239.8)	—	—	(4.0)	—
Restructuring charges	—	(6.6)	(0.1)	—	(0.1)
Other	—	(0.3)	(0.2)	(0.3)	(0.5)
Non-GAAP operating expenses	$ 23.2	$ 25.4	$ 26.0	$ 26.5	$ 29.8
Non-GAAP operating expenses margin	*18.1 %*	*17.4%*	*14.7%*	*14.9%*	*19.9%*
(Loss) earnings before interest and income taxes	$ (216.2)	$ 22.2	$ 42.0	$ 36.6	$ 28.0
(Loss) earnings before interest and income taxes margin	*(168.2)%*	*15.2%*	*23.8%*	*20.6%*	*18.7%*
Stock-based compensation expense	2.3	2.6	2.1	2.1	2.6
Intangibles amortization expense	1.6	1.6	2.8	2.7	2.6
Impairment charges	239.8	—	—	4.0	—
Restructuring charges	—	6.6	0.1	—	0.1
Other	—	0.3	0.2	0.3	0.5
Adjusted earnings before interest and income taxes	$ 27.5	$ 33.3	$ 47.2	$ 45.7	$ 33.8
Adjusted earnings before interest and income taxes margin	*21.4 %*	*22.9%*	*26.8%*	*25.7%*	*22.6%*

Precision Devices

(Continuing operations, in millions)	Quarter Ended June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues	$ 59.5	$ 55.7	$ 57.9	$ 55.3	$ 50.0
Gross profit	$ 27.7	$ 25.3	$ 28.4	$ 25.6	$ 20.8
Gross profit margin	*46.6%*	*45.4%*	*49.1%*	*46.3%*	*41.6%*
Stock-based compensation expense	0.1	0.1	0.1	0.1	0.1
Other	—	—	—	0.3	0.7
Non-GAAP gross profit	$ 27.8	$ 25.4	$ 28.5	$ 26.0	$ 21.6
Non-GAAP gross profit margin	*46.7%*	*45.6%*	*49.2%*	*47.0%*	*43.2%*
Research and development expenses	$ 2.9	$ 3.1	$ 3.0	$ 2.6	$ 2.5
Research and development expenses margin	*4.9%*	*5.6%*	*5.2%*	*4.7%*	*5.0%*
Stock-based compensation expense	(0.1)	(0.1)	—	(0.1)	(0.1)
Intangibles amortization expense	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Other	—	—	—	—	—
Non-GAAP research and development expenses	$ 2.7	$ 2.9	$ 2.9	$ 2.4	$ 2.3
Non-GAAP research and development expenses margin	*4.5%*	*5.2%*	*5.0%*	*4.3%*	*4.6%*
Selling and administrative expenses	$ 10.6	$ 10.1	$ 10.1	$ 9.2	$ 8.7
Selling and administrative expenses margin	*17.8%*	*18.1%*	*17.4%*	*16.6%*	*17.4%*
Stock-based compensation expense	(0.5)	(0.5)	(0.5)	(0.5)	(0.4)
Intangibles amortization expense	(1.3)	(1.4)	(1.5)	(1.5)	(1.2)
Other	—	—	—	—	—
Non-GAAP selling and administrative expenses	$ 8.8	$ 8.2	$ 8.1	$ 7.2	$ 7.1
Non-GAAP selling and administrative expenses margin	*14.8%*	*14.7%*	*14.0%*	*13.0%*	*14.2%*
Operating expenses	$ 13.5	$ 13.2	$ 13.2	$ 11.8	$ 11.2
Operating expenses margin	*22.7%*	*23.7%*	*22.8%*	*21.3%*	*22.4%*
Stock-based compensation expense	(0.6)	(0.6)	(0.5)	(0.6)	(0.5)
Intangibles amortization expense	(1.4)	(1.5)	(1.6)	(1.6)	(1.3)
Impairment charges	—	—	—	—	—
Restructuring charges	—	—	(0.1)	—	—
Other	—	—	—	—	—
Non-GAAP operating expenses	$ 11.5	$ 11.1	$ 11.0	$ 9.6	$ 9.4
Non-GAAP operating expenses margin	*19.3%*	*19.9%*	*19.0%*	*17.4%*	*18.8%*
(Loss) earnings before interest and income taxes	$ 11.0	$ 12.3	$ 15.4	$ 14.0	$ 9.8
(Loss) earnings before interest and income taxes margin	*18.5%*	*22.1%*	*26.6%*	*25.3%*	*19.6%*
Stock-based compensation expense	0.7	0.7	0.6	0.7	0.6
Intangibles amortization expense	1.4	1.5	1.6	1.6	1.3
Impairment charges	—	—	—	—	—
Restructuring charges	—	—	0.1	—	—
Other	3.4	—	—	0.3	0.7
Adjusted earnings before interest and income taxes	$ 16.5	$ 14.5	$ 17.7	$ 16.6	$ 12.4
Adjusted earnings before interest and income taxes margin	*27.7%*	*26.0%*	*30.6%*	*30.0%*	*24.8%*

9

Reconciliation of Segment EBIT to Consolidated Net Earnings 10 Quarter Ended June 30, March 31, December 31, September 30, June 30, (Continuing operations, in millions) 2022 2022 2021 2021 2021 (Loss) earnings before interest and income taxes Audio $ (216.2) $ 22.2 $ 42.0 $ 36.6 $ 28.0 Precision Devices 11.0 12.3 15.4 14.0 9.8 Total segments (205.2) 34.5 57.4 50.6 37.8 Corporate expense / other 11.1 12.7 17.2 14.1 14.9 Interest expense, net 0.8 0.8 1.9 4.2 4.1 (Loss) earnings before income taxes (217.1) 21.0 38.3 32.3 18.8 Provision for (benefit from) income taxes 25.8 2.9 (54.3) 4.6 1.4 Net (loss) earnings $ (242.9) $ 18.1 $ 92.6 $ 27.7 $ 17.4